Supplement dated March 10, 2014 to the
current Summary Prospectus, Statutory Prospectus and
Statement of Additional Information of
each of the Funds Listed Below (the “Funds”)

This supplement amends and supersedes any contrary information relating to any share class offered by a Fund contained within a Fund’s Summary Prospectus, Statutory Prospectus and Statement of Additional Information (“SAI”) and is in addition to any existing supplement thereto for each Fund. You should read this Supplement in conjunction with the Fund’s Summary Prospectus, Statutory Prospectus and Statement of Additional Information, as applicable, and retain it for future reference.

Closure of Class B Shares

Effective on or about June 23, 2014 (the “Effective Date”), no new accounts may be established in the Funds’ Class B shares, the Funds’ Class B shares will be closed to all purchase activity and no additional Class B shares may be purchased or acquired by any new or existing Class B shareholder, except by exchange from Class B shares of another Fund or through dividend and/or capital gains reinvestment. As of the Effective Date, any other investment received by a Fund that is intended for its Class B shares will be rejected, unless noted otherwise herein or in a Fund’s prospectus or SAI.

After the Effective Date, Class B shareholders may continue to hold their Class B shares until such shares automatically convert to Class A shares under each Fund’s existing conversion schedule, or until the shareholder redeems such Class B shares, subject to any applicable contingent deferred sales charge (“CDSC”). As noted above, existing Class B shareholders of a Fund will continue to have exchange privileges with Class B shares of the other Funds listed below.

As of the Effective Date, Class B shareholders will no longer be able to make automatic investments in Class B shares through an Automatic Investment Plan (“AIP”). To continue to make automatic investments, a Class B shareholder must designate a different share class of the same Fund or another Fund for any purchases on or after the Effective Date. Shareholders may select another share class, subject to the eligibility requirements for such share class. If a Class B shareholder does not designate a different share class, future purchases of Class B shares through an AIP on or after the Effective Date will be rejected. In addition, effective as of March 31, 2014, no new AIPs in Class B shares may be established.

Class B shareholders can continue to hold Class B shares in IRA and SIMPLE IRA accounts or in employer-sponsored retirement plans, but contributions after the Effective Date must be made in another share class.

The minimum initial investment will be waived for existing Class B shareholders (who are invested as of the Effective Date and remain invested after the Effective Date) who select a new share class in the same Fund. The minimum subsequent investment of $100 per Fund applies in the new share class of the same Fund. In addition, existing shareholders of the Prudential Mid-Cap Growth Fund and the Prudential

Jennison Health Sciences Fund (currently these funds are generally closed to new investors) will be permitted to purchase additional shares in another share class of each Fund .

All other Class B features (as described in each Fund’s Prospectus and Statement of Additional Information, including, but not limited to, distribution and service fees, CDSCs, conversion terms, automatic reinvestment of dividends and/or capital gains, and the 90-Day Repurchase Privilege, will remain unchanged for Class B shares held after the Effective Date. Rights of Accumulation, as described in each Fund’s prospectus, will remain unchanged. Thus, investors can continue to include the value of any class of shares, including Class B shares, in any Prudential mutual fund they currently own for purposes of qualifying for a reduced Class A sales charge.

Investment Company Name	Fund / Series Name
The Prudential Investment Portfolios, Inc.	Prudential Asset Allocation Fund
Prudential Jennison Equity Opportunity Fund
Prudential Jennison Growth Fund
Prudential Conservative Allocation Fund
Prudential Moderate Allocation Fund
Prudential Growth Allocation Fund
Prudential Investment Portfolios 3	Prudential Strategic Value Fund
Prudential Jennison Select Growth Fund
Prudential Real Assets Fund
Prudential Jennison Market Neutral Fund
Prudential Investment Portfolios 4	Prudential Muni High Income Fund
Prudential Investment Portfolios 5	Prudential Jennison Conservative Growth Fund
Prudential Small-Cap Value Fund
Prudential Investment Portfolios 6	Prudential California Muni Income Fund
Prudential Investment Portfolios 7	Prudential Jennison Value Fund
Prudential Investment Portfolios 9	Prudential Large-Cap Core Equity Fund
Prudential International Real Estate Fund
Prudential Investment Portfolios, Inc. 10	Prudential Mid-Cap Value Fund
Prudential Jennison Equity Income Fund
Prudential Investment Portfolios 12	Prudential Global Real Estate Fund
Prudential US Real Estate Fund
Prudential Investment Portfolios, Inc. 14	Prudential Government Income Fund
Prudential Investment Portfolios, Inc. 15	Prudential High Yield Fund
Prudential Investment Portfolios 16	Prudential Defensive Equity Fund
Target Conservative Allocation Fund
Prudential Investment Portfolios, Inc. 17	Prudential Total Return Bond Fund
Prudential Investment Portfolios 18	Prudential Jennison 20/20 Focus Fund

Prudential MoneyMart Assets, Inc.
Prudential National Muni Fund, Inc.
Prudential Jennison Blend Fund, Inc.
Prudential Jennison Mid-Cap Growth Fund, Inc.
Prudential Jennison Small Company Fund, Inc.
Prudential World Fund, Inc.	Prudential International Equity Fund
Prudential International Value Fund
Prudential Jennison Natural Resources Fund, Inc.
Prudential Global Total Return Fund, Inc.
Prudential Sector Funds, Inc.	Prudential Financial Services Fund
Prudential Jennison Health Sciences Fund
Prudential Jennison Utility Fund
Prudential Short-Term Corporate Bond Fund, Inc.